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Exhibit 99.2

CHIEF FINANCIAL OFFICER CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        I, R. James Kelly, certify that this annual report on Form 10-K for the year ended August 31, 2002, of Family Dollar Stores, Inc.

        (a)  fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

        (b)  the information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of Family Dollar Stores, Inc.

Date: November 18, 2002

/s/ R. JAMES KELLY R. James Kelly Vice Chairman and Chief Financial Officer

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  Exhibit 99.2
CHIEF FINANCIAL OFFICER CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002